SUMMARY PROSPECTUS 2009 Marshall International Stock Fund	MARSHALL FUNDS December 29, 2009 (As revised August 10, 2010) Investor Class Ticker MRISX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.marshallfunds.com/y-reports. You can also get this information at no cost by calling 1-800-236-FUND (3863) or by sending an email request to marshallfunds.service@micorp.com or by asking your broker/dealer, investment professional or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2009, and Annual Report dated August 31, 2009 are incorporated by reference into this Summary Prospectus.

Investment Goal:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.69%
Total Annual Fund Operating Expenses	1.69%
Fee Waiver and Expense Reimbursement(1)	0.24%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.45%

(1)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent Investor Class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding 1.45% through December 31, 2010. The Adviser may not terminate this arrangement prior to December 31, 2010 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2010. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$148
3 Years	$509
5 Years	$895
10 Years	$1,978

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of any sized companies located outside the United States. In determining whether an issuer is located outside of the United States, the portfolio managers may consider (i) the issuer’s domicile, (ii) the primary trading market for the issuer’s securities, or (iii) the location from where the issuer derives a majority of its revenue and the location of the issuer’s principal business operations. The Fund’s sub-advisers, Trilogy Global Advisors, LLC (Trilogy) and Acadian Asset Management, LLC (Acadian), each manage approximately 50% of the Fund’s portfolio.

Trilogy uses a “bottom-up,” fundamental approach in selecting stocks for the Fund’s portfolio. Trilogy seeks to identify quality companies with attractive returns on equity, earnings growth and a strong capital structure.

Acadian uses a quantitative strategy with a focus on valuations to target attractively valued companies that also have positive earnings and price characteristics. Acadian selects stocks for the Fund’s portfolio using models that incorporate multiple factors designed to construct an optimal portfolio while keeping benchmark-relative risk to the desired level. These factors include, among others, price-to-cash earnings, changes in expected growth and changes in operating margins.

Effective September 1, 2005, Acadian was added as an additional sub-adviser to the Fund to manage approximately 50% of the Fund’s portfolio. Trilogy was the sole sub-adviser to the Fund from March 29, 1999 to September 1, 2005. Prior thereto, the Fund was managed by another firm.

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Principal Risks

The Fund cannot assure that it will achieve its investment goal. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Foreign Securities Risks. Investing in foreign securities involves additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s Investor Class shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Annual Total Returns (calendar years 1999-2008)

The return for the Investor Class shares of the Fund from January 1, 2009 through September 30, 2009 was 26.47%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/99	40.46%
Worst quarter	9/30/08	(23.75)%

Average Annual Total Returns through 12/31/08

	1 Year	5 Year	10 Year
Fund
Return Before Taxes	(48.04)%	(1.99)%	(0.13)%
Return After Taxes on Distributions	(48.22)%	(2.81)%	(1.07)%
Return After Taxes on Distributions and Sale of Fund Shares	(30.03)%	(1.07)%	0.04%
LIMCCI (reflects no deduction for sales charges or taxes)	(41.53)%	2.20%	3.03%
EAFE (reflects no deduction for fees, expenses or taxes)	(43.38)%	1.66%	0.80%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares.

The Fund’s returns reflect fee waivers and/or expense reimbursements that were in effect during one or more of the periods presented. Absent such fee waivers and/or expense reimbursements, the returns would have been lower.

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The Lipper International Multi-Cap Core Index (LIMCCI) is an average of the 30 largest mutual funds in this Lipper category.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a market capitalization-weighted equity index of international stocks designed to represent the performance of 21 developed markets outside of North America.

Management of the Fund

Adviser. M&I Investment Management Corp.

Sub-Advisers. Trilogy Global Advisors, LLC and Acadian Asset Management, LLC.

Portfolio Managers (Trilogy). William Sterling, Robert Beckwitt and Gregory J. Gigliotti co-manage the portion of the Fund’s assets managed by Trilogy. Mr. Sterling, Chief Investment Officer and Senior Portfolio Manager at Trilogy, has been with Trilogy since 1999. Mr. Beckwitt, Managing Director and Senior Portfolio Manager at Trilogy, has been with Trilogy since 2001. Mr. Gigliotti, Managing Director and Senior Portfolio Manager at Trilogy, has been with Trilogy since 2002.

Portfolio Manager (Acadian). Brian K. Wolahan manages the portion of the Fund’s assets managed by Acadian. Mr. Wolahan, Co-Director of Research and a Senior Portfolio Manager at Acadian, has been with Acadian since 1990.

Purchase and Sale of Fund Shares

To open an account, your first investment must be at least $1,000. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. You can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations.

You may sell (redeem) your Investor Class shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

Phone. Call 1-800-236-FUND (3863).

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Wire/Electronic Transfer. Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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